UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

DUESENBERG TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54800	99-0364150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No 21, Denai Endau 3, Seri Tanjung, Pinang, Tanjung Tokong, Penang, Malaysia		10470
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		236-304-0299

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 6, 2022, Chee Wai Hong did not stand for re-election as a director of Duesenberg Technologies Inc. (the “Company”) at the Company’s Annual General Meeting. Mr. Chee’s decision was not due to, and was not been caused by, in whole or in part, any disagreement with the Company, whether related to the Company’s operations, policies, practices or otherwise.

ITEM 5.07SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 6, 2022, the Company held its Annual General Meeting (the “Meeting”). At the Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

1.To elect five members of the Company’s Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected or qualified.

2.To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the ensuing fiscal year.

3.To hold an advisory vote to approve the named executive officer compensation.

4.To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Proposal One

The individuals listed below were elected as members of the Board of Directors at the Meeting to hold office until the next Annual General Meeting of shareholders or until their respective successors have been elected or qualified.

Nominee	For	Withheld
LIM HUN BENG	29,816,395	6,362
LIONG FOOK WENG	29,816,395	6,362
ONG SEE-MING	29,815,395	7,362
CARL JÜRGEN BARTH	29,819,757	3,000

Chee Wai Hong advised that he would not be standing for re-election at the beginning of the meeting, so the Company has noted a vacancy on its board of directors.

Proposal Two

Proposal two was a management proposal to ratify and approve the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022. This proposal was approved.

	For	Against	Abstained/Broker Non-Votes
Ratification of Dale Matheson Carr-Hilton Labonte LLP as the Company’s Independent Registered Public Accounting Firm	30,934,593	0	0

Proposal Three

Proposal three was a management proposal to hold an advisory vote to approve the named executive officer compensation. This proposal was approved.

	For	Against	Abstained/Broker Non-Votes
Advisory Vote to approve Named Executive Officer Compensation	29,791,224	30,233	1,300

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release dated July 19, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUESENBERG TECHNOLOGIES INC.

Date: July 19, 2022

By: /s/ Lim Hun Beng
Lim Hun Beng
Chief Executive Officer and President